Exhibit 99.1

THERMA-WAVE, INC. OFFICER'S CERTIFICATE

I, Martin M. Schwartz, in my capacity as Chief Executive Officer of Therma-Wave, Inc.("Therma-Wave"), a Delaware corporation, and in connection with the Quarterly Report on Form 10-Q filed by Therma-Wave with the Securities and Exchange Commission on August 14, 2002 (the "Report"), hereby certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Therma-Wave.

IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate as of the 13th day of August 2002.

/s/ Martin M. Schwartz
Name: Martin M. Schwartz
Title: Chief Executive Officer

THERMA-WAVE, INC. OFFICER'S CERTIFICATE

I, L. Ray Christie, in my capacity as Chief Financial Officer of Therma-Wave, Inc. ("Therma-Wave"), a Delaware corporation, and in connection with the Quarterly Report on Form 10-Q filed by Therma-Wave with the Securities and Exchange Commission on August 14, 2002 (the "Report"), hereby certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Therma-Wave.

IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate as of the 14th day of August 2002.

/s/ L. Ray Christie
Name: L. Ray Christie
Title: Chief Financial Officer